UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  August 25, 2005

                                MSDWCC HELOC TRUST
            Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-113543-23       N/A
Pooling and Servicing Agreement)      (Commission         IRS EIN
(State or other                       File Number)
jurisdiction
of Incorporation)



       c/o  Wells Fargo Bank, N.A.
       9062 Old Annapolis Rd.
       Columbia, Maryland                                   21045
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On August 25, 2005 a distribution was made to holders of MSDWCC HELOC TRUST, Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description

           EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust, relating to the August 25, 2005 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MSDWCC HELOC TRUST
            Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Indenture Trustee
              By:   /s/   Beth Belfield as Officer
              By:    Beth Belfield as Officer
              Date:  8/30/2005

                                INDEX TO EXHIBITS

Exhibit Number            Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust, relating to the August 25, 2005 distribution.



                   EX-99.1

Morgan Stanley Dean Witter Credit Corp HELOC Trust
Home Equity Loan Asset-Backed Certs.


Record Date:             7/29/2005
Distribution Date:       8/25/2005


Morgan Stanley Dean Witter Credit Corp HELOC Trust
Home Equity Loan Asset-Backed Certs.
Series 2005-1


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660



                                        Certificateholder Distribution Summary

                                           Certificate         Certificate            Beginning
                                                 Class        Pass-Through          Certificate             Interest
Class                  CUSIP                Description                Rate              Balance         Distribution

Note                     55353WAC0                  SEN            3.65000%       704,017,316.89         2,212,765.54
L                        55353WAD8                  SUB            0.00000%        15,069,017.34                 0.00
O                        55353WAE6                  SUB            0.00000%         5,766,600.76                 0.00

Totals                                                                            724,852,934.99         2,212,765.54

                                   Certificateholder Distribution Summary (continued)

                                                 Current              Ending                               Cumulative
                          Principal             Realized         Certificate                Total            Realized
Class                   Distribution                 Loss             Balance         Distribution              Losses

Note                   19,501,712.30                 0.00      684,515,604.59        21,714,477.84                0.00
L                               0.00                 0.00       15,069,017.34                 0.00                0.00
O                               0.00                 0.00        6,532,835.08                 0.00                0.00

Totals                 19,501,712.30                 0.00      706,117,457.01        21,714,477.84                0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.

This report has been compiled from information provided to Wells Fargo Bank, N.A. by various third parties, which may include the Servicer, Master Servicer, Special Servicer and others.
Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

Note                753,650,000.00       704,017,316.89               0.00     19,501,712.30             0.00           0.00
L                             0.00        15,069,017.34               0.00              0.00             0.00           0.00
O                            55.02         5,766,600.76               0.00              0.00             0.00           0.00

Totals              753,650,055.02       724,852,934.99               0.00     19,501,712.30             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                                    Principal Distribution Statement (continued)

                                    Total                    Ending                    Ending                     Total
                                Principal               Certificate               Certificate                 Principal
 Class                           Reduction                   Balance                Percentage              Distribution

 Note                        19,501,712.30            684,515,604.59                0.90826724             19,501,712.30
 L                                    0.00             15,069,017.34                0.00000000                      0.00
 O                                    0.00              6,532,835.08          118,735.64303889                      0.00

 Totals                      19,501,712.30            706,117,457.01                0.93693015             19,501,712.30


                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


Note                    753,650,000.00       934.14359038        0.00000000        25.87635149         0.00000000
L                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000
O                                55.02 104809174.11850200        0.00000000         0.00000000         0.00000000





                                   Principal Distribution Factors Statement (continued)

                                                Total                   Ending               Ending                 Total
                         Realized           Principal              Certificate          Certificate             Principal
Class                     Loss (3)           Reduction                  Balance           Percentage          Distribution

Note                    0.00000000         25.87635149             908.26723889           0.90826724           25.87635149
L                       0.00000000          0.00000000               0.00000000           0.00000000            0.00000000
O                       0.00000000          0.00000000     118,735,643.03889500      118735.64303889            0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


Note                753,650,000.00         3.65000%     704,017,316.89       2,212,765.54              0.00               0.00
L                             0.00         0.00000%      15,069,017.34               0.00              0.00               0.00
O                            55.02         0.00000%       5,766,600.76               0.00              0.00               0.00

Totals              753,650,055.02                                           2,212,765.54              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


Note                          0.00               0.00         2,212,765.54              0.00        684,515,604.59
L                             0.00               0.00                 0.00              0.00         15,069,017.34
O                             0.00               0.00                 0.00              0.00          6,532,835.08

Totals                        0.00               0.00         2,212,765.54              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


Note                  753,650,000.00         3.65000%       934.14359038        2.93606520         0.00000000         0.00000000
L                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
O                              55.02         0.00000% 104809174.11850200        0.00000000         0.00000000         0.00000000


(5)  Per $1 denomination.



                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


Note                    0.00000000         0.00000000         2.93606520        0.00000000       908.26723889
L                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
O                       0.00000000         0.00000000         0.00000000        0.00000000 118735643.03889500

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT

                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               22,055,621.34
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00
     Prepayment Penalties                                                                                      0.00

Total Deposits                                                                                        22,055,621.34

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              341,143.50
     Payment of Interest and Principal                                                                21,714,477.84


Total Withdrawals (Pool Distribution Amount)                                                          22,055,621.34

Ending Balance                                                                                                 0.00


                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                      276,608.58
Credit Enhancer Premium                                                                                   64,534.92
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00

Net Servicing Fee                                                                                        341,143.50





                                                    OTHER ACCOUNTS


                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Financial Guaranty                                        0.00               0.00              0.00              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         8                      0                       0                       8
                                  638,579.63             0.00                    0.00                    638,579.63

30 Days   1                       0                      0                       0                       1
          50,000.00               0.00                   0.00                    0.00                    50,000.00

60 Days   2                       0                      0                       0                       2
          149,692.92              0.00                   0.00                    0.00                    149,692.92

90 Days   0                       0                      1                       0                       1
          0.00                    0.00                   67,871.76               0.00                    67,871.76

120 Days  0                       0                      1                       0                       1
          0.00                    0.00                   90,485.33               0.00                    90,485.33

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    3                       8                      2                       0                       13
          199,692.92              638,579.63             158,357.09              0.00                    996,629.64


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.074225%              0.000000%               0.000000%               0.074225%
                                  0.092407%              0.000000%               0.000000%               0.092407%

30 Days   0.009278%               0.000000%              0.000000%               0.000000%               0.009278%
          0.007235%               0.000000%              0.000000%               0.000000%               0.007235%

60 Days   0.018556%               0.000000%              0.000000%               0.000000%               0.018556%
          0.021662%               0.000000%              0.000000%               0.000000%               0.021662%

90 Days   0.000000%               0.000000%              0.009278%               0.000000%               0.009278%
          0.000000%               0.000000%              0.009822%               0.000000%               0.009822%

120 Days  0.000000%               0.000000%              0.009278%               0.000000%               0.009278%
          0.000000%               0.000000%              0.013094%               0.000000%               0.013094%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.027834%               0.074225%              0.018556%               0.000000%               0.120616%
          0.028897%               0.092407%              0.022915%               0.000000%               0.144220%






                                               OTHER INFORMATION


Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00





                                     COLLATERAL STATEMENT
 Collateral Description                                                    6 Month LIBOR ARM
 Weighted Average Gross Coupon                                                     5.496525%
 Weighted Average Net Coupon                                                       5.038597%
 Weighted Average Pass-Through Rate                                                4.931759%
 Weighted Average Maturity(Stepdown Calculation)                                           0

 Beginning Scheduled Collateral Loan Count                                            10,778
 Number Of Loans Paid In Full                                                              0
 Ending Scheduled Collateral Loan Count                                               10,778

 Beginning Scheduled Collateral Balance                                       709,783,917.65
 Ending Scheduled Collateral Balance                                          691,048,439.67
 Ending Actual Collateral Balance at 29-Jul-2005                              691,048,439.67

 Monthly P&I Constant                                                                   0.00
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00





                             Miscellaneous Reporting
   Premium Amount                                                   64,534.92
   Current Period Additional Balances                           20,282,830.77
   Specified Overcollateralization Amt                           9,420,625.69
   Principal Collections                                        39,018,308.76
   Interest Collections                                          3,320,143.36
   Realized Loss Amount                                                  0.00
   Cumulative Realized Losses                                            0.00
